Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred tax expense follows:

	Year Ended December 31,
	2016	2015	2014
Current expense	$271,455	$29,778	$31,688
Deferred (benefit) expense	(65,212)	11,235	3,311
Total income tax expense	$206,243	$41,013	$34,999

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2016	2015	2014
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(0.3)%	(1.7)%	(2.6)%
Nondeductible health insurer fee	0.5%	2.3%	1.9%
Change in liability for prior years' taxes	—%	0.5%	(0.3)%
Goodwill	1.2%	—%	—%
Capital contribution from affiliated entity impacting taxable income	3.7%	—%	—%
Other	(0.1)%	(0.5)%	(0.4)%
Effective income tax rate	40.0%	35.6%	33.6%
The Company's unrecognized tax benefits as of and for each of the years ended December 31, 2016, 2015 and 2014 were less than $1 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2014. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets:
Deferred gain on disposal of businesses	$70,148	$20,477
Investments, net	17,180	39,673
Deferred acquisition costs (1)	22,809	11,021
Policyholder and separate account reserves	13,267	—
Other	4,696	4,654
Total deferred tax asset	128,100	75,825
Deferred tax liabilities:
Net unrealized appreciation on securities	(57,870)	(100,851)
Policyholder and separate account reserves	—	(7,168)
Other	(705)	(6,486)
Total deferred tax liability	(58,575)	(114,505)
Net deferred income tax asset (liability)	$69,525	$(38,680)

(1) For life policies, tax law requires that a percentage of premiums related to life insurance contracts be capitalized as tax DAC and amortized over a period of years. Therefore, the tax DAC balance is not affected by the significant decrease in the GAAP DAC balance as of December 31, 2016.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $128,100 will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in the future.
At December 31, 2016, the Company had no net operating loss, capital loss, or tax credit carryforwards for U.S. federal income tax purposes.